ULTIMUS MANAGERS TRUST

(the “Trust”)

Blue Current Global Dividend Fund

Institutional Class (BCGDX)

Supplement dated January 31, 2025 to the
Prospectus dated December 29, 2024

Anticipated Change in Investment Adviser

Edge Capital Group, LLC (the “Current Adviser” or “Edge Capital”), the investment adviser to the Blue Current Global Dividend Fund (the “Fund”), anticipates that it will undergo an internal asset transfer (the “Transaction”) to be effective on February 1, 2025 (the “Closing Date”), that will result in the transfer of the Current Adviser’s assets to SCS Capital Management LLC (the “New Adviser” or “SCS Capital”). Focus Financial Partners Inc. is the ultimate parent company of the Current Adviser and the New Adviser. As of the Closing Date of the Transaction, the existing investment advisory agreement between the Trust and the Current Adviser with respect to the Fund, a series of the Trust, will be terminated. An interim investment advisory agreement between the Trust and SCS Capital and with substantially the same terms as the existing investment advisory agreement with the Current Adviser, except for the start and end date of the agreement and other provisions applicable to the interim investment advisory agreement as required under the Investment Company Act of 1940, as amended, has been approved by the Trust’s Board of Trustees (the “Board”). The interim investment advisory agreement with SCS Capital will become effective on the Closing Date. The Board is expected to consider the approval of a new investment advisory agreement between the Trust and SCS Capital at a future date. If the Board approves a new investment advisory agreement with SCS Capital, then that agreement will be submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders.

The Transaction is anticipated to close on the Closing Date, subject to customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary closing conditions will be satisfied.

The persons who currently are responsible for the portfolio management of the Fund, Henry M. Jones and Dennis Sabo, are expected to continue to manage the Fund in accordance with the Fund’s current investment objectives and principal investment strategies after the Closing Date.

For more information, or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information free of charge, please contact the Fund at 1-800-514-3583.

Investors should retain this supplement for future reference.